Exhibit 10.8

Amendment No. 3 to the Real Estate Sales Contract

(English Translation)

	Seller: TSAI MING-YIN	(hereinafter referred to as Party A)
	Trustee: Sunty Development Co., Ltd.	(hereinafter referred to as Party B)
Contracting Party:
	Aerkomm Inc.	(hereinafter referred to as Party C)
	Buyer: Aerkomm Taiwan Inc.	(hereinafter referred to as Party D)

Party A, Party B, Party C and Party D have entered into a real estate sales contract (“Sales Contract”) on July 10, 2018 (hereinafter referred to as “Sales Contract”) in respect of the land which is located at No. 89-49 Dashuiku Section, Xinyi District, Keelung City. The Sales Contract was subsequently amended on July 30, 2018 and September 4, 2018. The parties now hereby further amend the Sales Contract as follows:

I.	All parties agreed to further amend the payment deadline under III.(2) of the Sales Contract, as amended, from November 4, 2018 to January 4, 2019. It is also agreed that the deadline for Party A to exercise its special contract termination right under IX.(1) of the Sales Contract, as amended, is further amended from December 4, 2018 to February 4, 2019. Furthermore, Party D’s termination right due to the situation of its public offering under IX.(2) of the Sales Contract, as amended, is further amended from November 4, 2018 to January 4, 2019.

II.	Except as otherwise specifically amended by this amendment, all other terms and conditions of the Sale Contract remain unchanged and in full force and effect.

III.	This Agreement is executed in four copies, one of which shall be held by each party respectively, and this Agreement shall become effective from the date of the execution by the last party hereto.

Contracting parties:

Party A:	Seller: TSAI MING-YIN /s/Tsai Ming-Yin (Personal Seal)	(Signature or Seal)

Party B:	Trustee: Sunty Development Co., Ltd. /s/ Sunty Development Co., Ltd. (Corporate Seal)
Legal Representative: TIAN, CHI-HSIANG /s/ Tian, Chi-Hsiang (personal Seal)
Uniform Number: 70777671

Party C:	Aerkomm Inc.
Legal Representative: JEFFREY WUN /s/ Jeffrey Wun

Party D:	Buyer: Aerkomm Taiwan Inc.
Legal Representative: HSU, CHIH-MING /s/ Hsu, Chih-ming

The 2nd day of November, 2018